CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT


I,  Nils   Tuchschmid,   President   of  Credit   Suisse   Alternative   Capital
Multi-Strategy Fund, LLC (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date: December 5, 2006                  /s/ Nils Tuchschmid
     ----------------------        ---------------------------------------------
                                   Nils Tuchschmid, President
                                   (principal executive officer)


I, Edward Poletti, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Multi-Strategy Fund, LLC (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date: December 5, 2006                  /s/ Edward Poletti
     ----------------------        ---------------------------------------------
                                   Edward Poletti, Chief Financial Officer and
                                   Treasurer
                                   (principal financial officer)